SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   Form 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                         August 11, 2003 (May 27, 2003)

                            Seneca Foods Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)

                  New York                 0-1989        16-0733425
                  --------                 ------        ----------
         (State or other jurisdiction of (Commission (I. R. S. Employer incorporation or organization) File Number) Identification No.)

                 3736 South Main Street, Marion, New York 14505
                 ---------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 315/926-8100
                                                            ------------


                                 Not Applicable
                                 --------------
               Former name, former address and former fiscal year,
                          if changed since last report


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                                   Form 8-K/A

                            Seneca Foods Corporation

Item 2. Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Registrant's Current Report filed on June 10, 2003 to incorporate the financial statement of Chiquita Processed Foods, L.L.C., the business we acquired and pro forma financial information.

On May 27, 2003, the Registrant completed its acquisition of the membership interest in Chiquita Processed Foods, L.L.C. from Chiquita Brands International, Inc. The purchase price totaled $126.1 million plus the assumption of certain liabilities. This acquisition was financed with cash, proceeds from a new $200 million revolving credit facility, and $16.1 million of the Registrant's Participating Convertible Preferred Stock. In late June, the Registrant refinanced $20.0 million of outstanding debt under the revolving credit facility with new term debt from an insurance company. In August, the Registrant expects to refinance up to an additional $22.5 million of outstanding debt under the revolving credit facility with new term debt from an insurance company. The Registrant sold three former Chiquita Processed Foods plants and related assets to Lakeside Foods, Inc. on June 17, 2003. The Registrant sold one additional plant of Chiquita Processed Foods and related assets to Lakeside Foods, Inc. on August 6, 2003. The sales to Lakeside Foods generated $47 million in cash proceeds, which was used to pay down debt. The refinancing of the additional outstanding debt is still subject to the negotiation of definitive documentation. Therefore, there can be no assurance that this transaction will be completed.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements. The financial statements required to be included in this current report on Form 8-K are filed as Exhibit 99.2--Unaudited condensed financial statements of Chiquita Processed Foods, L.L.C. for three months ended March 31, 2003 and Exhibit 99.3-Audited financial statements of Chiquita Processed Foods, L.L.C. for year ended December 31, 2002, and nine months ended December 31, 2001, and the year ended March 31, 2001.

     (b) Pro Forma Financial Information. The pro forma financial information required to be included in this current report on Form 8-K required to be included in this current report on Form 8-K are filed as Exhibit 99.1 herewith.

     (c) Exhibits.

         Exhibit Number         Description

         23 Consent of Ernst & Young LLP independent accountants of Chiquita Processed Foods, L.L.C.

99.1     Pro Forma Financial Information.

99.2 Unaudited condensed financial statements of Chiquita Processed Foods, L.L.C. for three months ended March 31, 2003

99.3 Audited financial statements of Chiquita Processed Foods, L.L.C. for year ended December 31, 2002, nine months ended December 31, 2001 and the year ended March 31, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Seneca Foods Corporation
                                  (Registrant)

                               /s/Kraig H. Kayser
                              ---------------------------
August 11, 2003                   Kraig H. Kayser
                                  President and
                                  Chief Executive Officer